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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)  April 18, 2000
                                                 ---------------


                                LNB BANCORP, INC.
                                -----------------
                         (Name of Issuer in its charter)

           Ohio                           0-13203                34-1406303
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(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
    Incorporation)                                           Identification No.)

     457 Broadway, Lorain, Ohio                                    44052
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code          (440)  244-6000
                                                      --------------------------
                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS

         Registrant's Common Shares, par value $1.00 per share, are registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). This report updates the description of Registrant's Common Shares.

         The Registrant is an Ohio corporation. The Registrant's Articles of Incorporation authorize the issuance of 15,000,000 Common Shares. There are no conversion terms, sinking fund provisions, redemption provisions or preemptive rights associated with Registrant's Common Shares. Upon receipt of consideration by the Registrant as fixed by Registrant's Board of Directors and which exceeds the par value per share, each Common Share issued is then fully paid and nonassessable. Subject to the terms of any outstanding Preferred Shares, as described below, in the event of any liquidation of the Registrant, holders of the Common Shares will be entitled to share ratably in all assets available for distribution after payment of Registrant's liabilities.

         Subject to the terms of any outstanding Preferred Shares, as described below, the holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Directors of Registrant and paid out of funds, if any, available under applicable laws and regulations for the payment of dividends.

         No restrictions on alienability of the Common Shares are imposed by the Articles of Incorporation and Code of Regulations of the Registrant. However, in some instances, the Registrant may impose restrictions on the sale or other transfer of the Common Shares to the extent necessary to assure compliance with federal and state securities laws and regulations.

         The holders of the Common Shares currently possess exclusive voting rights with respect to the capital stock of the Registrant but the voting rights of holders of Common Shares may be affected by the issuance of Preferred Shares of the Registrant, as described below. Each holder of Common Shares is entitled to one vote for each Common Share held of record on all matters submitted to a vote of holders of Common Shares. Holders of Common Shares do not have cumulative voting rights in the election of directors. Subject to the terms of any outstanding Preferred Shares, as described below, directors of the Registrant are elected by a majority vote of the Common Shares represented in person or by proxy and entitled to vote in the election. On all other matters requiring a vote of holders of the Common Shares, unless stated differently in the Ohio General Corporation Law or in Registrant's Articles of Incorporation or Code of Regulations, the corporate action must be authorized by a majority vote of the Common Shares represented in person or by proxy and entitled to vote.

         The Registrant's Code of Regulations classifies the Registrant's Board of Directors into three classes as nearly equal in number as possible, with approximately one-third of the directors elected each year. Consequently, for shareholders to change a majority of the directors on the board requires two annual meetings.

         The Registrant's Articles of Incorporation authorize a class of 1,000,000 no par value Voting Preferred Shares. The Registrant's Articles of Incorporation authorize the Registrant's Board of Directors in its discretion to adopt amendments to the Articles of Incorporation to



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provide for the  issuance of one or more  series of Voting  Preferred  Shares on terms chosen by the Board of Directors in its discretion. These Voting Preferred Shares may be issued with voting rights or conversion rights that could adversely affect the voting power of the holders of Common Shares. The dividend rights and liquidation preferences of the Common Shares are also junior to the dividend rights and liquidation rights of any Voting Preferred Shares that may be issued.

         The Board of Directors has exercised its authority to amend the Articles to provide for 750,000 Series A Voting Preferred Shares, which may be issued in fractions. If any of these Series A Voting Preferred Shares are issued, 1/100th of a Series A Voting Preferred Share will have voting, dividend and liquidation rights comparable to one Common Share. These Series A Voting Preferred Shares are subject to Preferred Share Purchase Rights which are described in the Registrant's registration statement on Form 8-A filed with the Securities and Exchange Commission on November 6, 2000.

         The Registrant's Articles of Incorporation and Code of Regulations contain certain provisions that may be viewed as having anti-takeover effects. The affirmative vote of 75% of the Registrant's outstanding voting power is required to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another entity owning ten percent or more of the outstanding capital stock of the Registrant, unless first approved by two-thirds of the Registrant's directors not affiliated with the interested shareholder. The Code of Regulations also requires the approval of 66-2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a "fair price," as defined in the Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by two-thirds of the directors who are not affiliated with the interested shareholder.

         The Registrant is also subject to two sets of provisions under the Ohio General Corporation Law which are referred to as the "Control Share Acquisition Act" and the "Merger Moratorium Statute." The Control Share Acquisition Act prescribes certain notice and informational filings, and special meeting and voting procedures, which must be followed prior to consummation by an acquirer of a company's voting shares within any of the following ranges: 20% or more but less than 33-1/3%; 33-1/3% but less than a majority; and a majority or more. The acquisition may be made if it is approved by both a majority of the voting power of the company and a majority of the voting power remaining after excluding the voting power of the acquirer and certain affiliated parties. The Merger Moratorium Statute regulates certain business combinations between a "public company" and an "interested shareholder" such as mergers or disposition of substantially all of the company's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.

         The provisions of the Registrant's Articles of Incorporation and Code of Regulations described in the preceding paragraphs may have the effect of delaying, deferring or otherwise making more difficult a change in control of the Registrant.


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         The Registrant's shareholders approved the Amended Code of Regulations of Registrant, which is incorporated herein by reference to Item 7, Exhibit 3 of this Form 8-K, at the annual meeting of shareholders of Registrant held April 18, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     3.   Amended Code of Regulations of LNB Bancorp,  Inc. (effective April 18,
          2000).

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DATED:  January 4, 2001.

                                          LNB Bancorp, Inc.


                                          /s/ Gregory D. Friedman
                                          Gregory D. Friedman, Executive Vice
                                          President and Chief Financial Officer





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                                LNB BANCORP, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX



   Exhibit
   Number               Exhibit Description

     3          Amended Code of Regulations of LNB Bancorp, Inc.